Exhibit 10.4

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2005, is entered into by and among WINN-DIXIE STORES, INC., Debtor and Debtor-in-Possession, a Florida corporation (“Winn-Dixie”), WINN-DIXIE MONTGOMERY, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Montgomery”), WINN-DIXIE PROCUREMENT, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Procurement”), WINN-DIXIE RALEIGH, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Raleigh”), WINN-DIXIE SUPERMARKETS, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Supermarkets”), DIXIE STORES, INC., Debtor and Debtor-in-Possession, a New York corporation (“Dixie Stores” and together with Winn-Dixie, W-D Montgomery, W-D Procurement, W-D Raleigh and W-D Supermarkets, each a “Borrower” and, collectively, “Borrowers”), the various financial institutions and other Persons from time to time parties to the Credit Agreement (“Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent and collateral monitoring agent for the Lenders (in such capacities, “Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and THE CIT GROUP/BUSINESS CREDIT, INC., as syndication agents for the Lenders (in such capacities, “Syndication Agents”), and BANK OF AMERICA, NA, MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., GMAC COMMERCIAL FINANCE LLC and WELLS FARGO FOOTHILL, LLC, as documentation agents for the Lenders (in such capacities, “Documentation Agents”).

W I T N E S S E T H:

WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers and Guarantors pursuant to which Agent and Lenders may, upon certain terms and conditions, make loans and advances and provide other financial accommodations to Borrowers as set forth in Credit Agreement, dated February 23, 2005, among Agent, Lenders, Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner, and Borrowers (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, in the Credit Agreement or in any of the other Loan Documents, the following terms shall have the meanings given to them below, and the Credit

Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions in their proper alphabetical order:

(i) “Amendment No. 1” means Amendment No. 1 to Credit Agreement, dated as of March 31, 2005, among Agent, Lenders and Borrowers, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Documentation Agents” is defined in the preamble to Amendment No. 1.

(iii) “Syndication Agents” is defined in the preamble to Amendment No. 1.

(iv) “Term Loan” means the term loan made by Lenders to Borrowers pursuant to Section 2.1.4 hereof.

(v) “Term Loan Commitment” means, relative to any Lender, such Lender’s obligation to make its pro rata share of the Term Loan pursuant to Section 2.1.4.

(vi) “Term Notes” means the term promissory notes of Borrowers payable to Lenders evidencing the Term Loan (as such promissory notes may be amended, amended and restated, extended, endorsed or otherwise modified from time to time), and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

(b) Amendments to Definitions.

(i) Borrowing Base. The definition of “Borrowing Base” set forth in the Credit Agreement is hereby amended by deleting clause (a)(i)(B)(4) from such definition in its entirety and replacing it with the following:

“(4) Intentionally Deleted”

(ii) Commitment. The definition of Commitment set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Commitment’ means, as the context may require, the Revolving Loan Commitment, the Term Loan Commitment, the Subfacility Letter of Credit Commitment, the Standby Letter of Credit Commitment or the Swing Line Loan Commitment.”

(iii) Loans. The definition of “Loans” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Loans’ means, as the context may require, a Revolving Loan and/or a Swing Line Loan of any type, and the Term Loan.”

(iv) Pre-Petition Lender Carve-Out. The definition of “Pre-Petition Lender Carve-Out” set forth in the Credit Agreement is hereby deleted in its entirety.

(v) Reserves. The definition of “Reserves” set forth in the Credit Agreement is hereby amended by deleting the words prior to the colon at the beginning of the second sentence of such definition and replacing them with the following:

“Without limiting the generality of the foregoing, a Reserve shall be established to reflect the outstanding principal amount of the Term Loan, and Reserves may, at the Agent’s option in good faith, be established, without duplication, to take into account:”.

(vi) Revolving Loan Commitment Amount. The definition of “Revolving Loan Commitment Amount” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Revolving Loan Commitment Amount’ means, on any date, the amount equal to (a) $800,000,000, as such amount may be reduced from time to time pursuant to Section 2.2, minus (b) the then outstanding aggregate principal amount of the Term Loan.”

(vii) Revolving Notes. The definition of “Revolving Note” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Revolving Notes’ means the promissory notes of Borrowers payable to Lenders, substantially in the form of Exhibit A-1 hereto (as such promissory notes may be amended, amended and restated, extended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of Borrowers to Lenders resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.”

(viii) Total Commitment Amount. The definition of “Total Commitment Amount” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Total Commitment Amount’ means on any date, $800,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.”

(c) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Percentages; LIBO Offices; Domestic Offices. Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule II to this Amendment.

3. Revolving Loan Commitment and Swing Line Loan Commitment. Section 2.1.1(d) of the Credit Agreement is hereby amended by (a) deleting the reference to “Total Commitment Amount” and replacing it with “Revolving Loan Commitment Amount” and (b) deleting clause (x) from such Section in its entirety and replacing it with the following:

“(x) Intentionally Deleted;”

4. Subfacility Letter of Credit Commitment; Existing Letters of Credit.

(a) Section 2.1.2(a) of the Credit Agreement is hereby amended by deleting subsection 2.1.2(a)(i)(B) from such Section in its entirety and replacing it with the following:

“(B) the aggregate amount of Subfacility Letter of Credit Outstandings plus the aggregate amount of Standby Letter of Credit Outstandings to all the Borrowers and Subsidiary Guarantors at any one time shall not exceed the Total Letter of Credit Commitment Amount;”

(b) Section 2.1.2(a) of the Credit Agreement is hereby further amended by deleting clause (2) from the second to last sentence of such Section in its entirety and replacing it with the following:

“(2) the aggregate amount of all Subfacility Letter of Credit Outstandings plus all Standby Letter of Credit Outstandings would exceed the Total Letter of Credit Commitment Amount.”

(c) Section 2.1.2(a) of the Credit Agreement is hereby further amended by adding the following sentence to the end of such Section:

“In no event shall the term “Subfacility Letter of Credit” as used in this Agreement be deemed to include any Standby Letter of Credit.”

5. Standby Letter of Credit Commitment. Section 2.1.3(a) of the Credit Agreement is hereby amended by deleting the reference to “Total Commitment Amount” and replacing it with “Revolving Loan Commitment Amount”.

6. Term Loan. Section 2.1 of the Credit Agreement is hereby amended by adding the following new Section 2.1.4 to the end of such Section:

“2.1.4. Term Loan. Agent, Lenders and Borrowers hereby acknowledge that, effective upon the date of Amendment No. 1, Revolving Loans made pursuant to Section 2.1.1 hereof in the original principal amount of $40,000,000 shall be amended and restated and deemed to be and constitute a term loan in such principal amount (the “Term Loan”). The amendment and restatement of such Revolving Loans in the principal amount of $40,000,000 as the Term Loan shall not extinguish any indebtedness in respect of such Revolving Loans and the liens and security interests securing such Revolving Loans shall not be affected, released or modified by the amendment and restatement thereof as the Term Loan. The Term Loan shall be (i) evidenced by the Term Notes; (ii) repaid, together with interest and other amounts, on the Stated Maturity Date in accordance with this Agreement, the Term Notes, and the other Loan Documents. and (iii) secured by all of the Collateral. At any time and from time to time on any Business Day in which no Revolving Loans are outstanding for a period of fifteen (15) consecutive days, the Borrowers shall have the right to make a voluntary prepayment without premium or penalty (subject to Section 4.4 hereof), in whole or in part, of the outstanding principal amount of the Term Loan with funds other than proceeds of Revolving Loans; provided, however, that any such voluntary prepayment shall require at least one (1) but no more than five (5) Business Days’ prior notice to the Agent.”

7. Reduction of Commitment Amounts. Section 2.2.1 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 2.2.1 Optional. Winn-Dixie may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the undrawn amount of the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the unutilized Total Letter of Credit Commitment Amount on the Business Day so specified by Winn-Dixie without premium or penalty (subject to Section 4.4 hereof); provided, however, that all such reductions shall require at least one Business Day’s prior notice to the Agent and be permanent, and any partial reduction of (a) any Commitment Amount other than the Swing Line Loan Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000 and (b) the Swing Line Loan Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Total Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Total Letter of Credit Commitment Amount (as directed by Winn-Dixie in a notice to the Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.”

8. Joint and Several Liability. Section 2.8 of the Credit Agreement is hereby amended by deleting the reference to “Revolving Loans” and replacing it with “Loans”.

9. Allocation of Loans for Purposes of Repayments and Interest. Section 3.4 of the Credit Agreement is hereby amended by deleting each reference to “Revolving Loans” and replacing it with “Loans”.

10. Post-Closing Deliveries.

(a) Surveys. Section 7.1.15(c)(iv) of the Credit Agreement is hereby amended by deleting the words “and dated no more than 30 days before the day of the Closing Date,” from such Section.

(b) Blocked Account Agreements. Effective as of March 23, 2005, Section 7.1.15(d) of the Credit Agreement is hereby amended by deleting the words “no later than 30 days following the Closing Date” from such Section and replacing them with “on or prior to April 22, 2005”.

(c) Securities Control Agreements. Effective as of March 23, 2005, Section 7.1.15(h) of the Credit Agreement is hereby amended by deleting the words “no later than 30 days following the Closing Date” from such Section and replacing them with “on or prior to April 22, 2005”.

11. Leasehold Mortgages. Effective as of March 31, 2005, Section 7.1.16 of the Credit Agreement is hereby amended by deleting the words “On or prior to March 31, 2005” from such Section and replacing them with “On or prior to May 31, 2005”.

12. Release of Liens by Existing Lenders. Effective as of March 23, 2005, Section 7.1.18(a) of the Credit Agreement is hereby amended by deleting the words “within five (5) days from the Existing Lenders Lien Release Date” from clauses (i) and (ii) of such Section and replacing them with “on or prior to April 22, 2005”.

13. Indebtedness. Section 7.2.2(l) of the Credit Agreement is hereby amended by deleting the parenthetical in the proviso at the end of such Section in its entirety and replacing it with the following:

“(as such amount may be increased dollar-for-dollar to the extent that the Total Letter of Credit Commitment Amount has been permanently reduced pursuant to Section 2.2)”

14. Financial Condition. Section 7.2.4(c) of the Credit Agreement is hereby amended by deleting the words “twenty percent (20%)” from such Section and replacing them with “one hundred twenty percent (120%)”.

15. Investments. Section 7.2.5 of the Credit Agreement is hereby amended by (a) deleting “and” at the end of subsection (h) of such Section; (b) deleting the period at the end of subsection (i) of such Section and replacing it with “; and”; and (c) deleting “; and” at the end of the proviso at the end of such Section and replacing it with a period.

16. Real Property and Leasehold Property Covenants - Appraisal of Eligible Leasehold Property. Effective as of March 18, 2005, Section 7.3.8 of the Credit Agreement is hereby amended by deleting the words “on or prior to March 18, 2005” from such Section and replacing them with “on or prior to May 31, 2005”.

17. Application of Proceeds. Section 8.4 of the Credit Agreement is hereby amended by deleting subsection (a) of clause “Fifth” from such Section in its entirety and replacing it with the following:

“(a) pay principal due in respect of the Loans (other than Loans based on the Supplemental Junior Availability in accordance with Section 3.4 hereof), provided, that, any such moneys received or collected shall be applied to the payment of principal due in respect of the Revolving Loans prior to the payment of principal due in respect of the Term Loan,”

18. Other Agent Designations. Section 9.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“SECTION 9.10 Other Agent Designations. The Lenders identified in the preamble to Amendment No. 1 as the “Syndication Agents” and the “Documentation Agents”, respectively, shall, in each case, not have any right, power, obligation, liability, responsibility or duty under this Agreement or any of the other Loan Documents other than those applicable to all Lenders as such. Without limiting the foregoing, the Lenders so identified as the “Syndication Agents” and the “Documentation Agents”, respectively, shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lenders so identified as the “Syndication Agents” and the “Documentation Agents” in deciding to enter into this Agreement and each other Loan Document to which it is a party or in taking or not taking action hereunder or thereunder.”

19. Waivers, Amendments, etc. Section 10.1(g)(ii) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(ii) increase the Revolving Loan Commitment Amount or the Total Letter of Credit Commitment Amount or”

20. Payment of Costs and Expenses. Section 10.3(d) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(d) out-of-pocket appraisal fees, consultant fees and field examination expenses, plus a per diem field examination charge at the Agent’s then standard rate for the Agent’s examiners in the field and office (plus travel, hotel and other out-of-pocket expenses); and”

21. Assignments.

(a) Effective as of the date hereof, Wachovia Bank irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty, to each Lender party hereto, and each such Lender irrevocably purchases from Wachovia Bank, that portion of Wachovia Bank’s percentage of Credit Extensions and Commitments outstanding under the Credit Agreement and all related rights, benefits, obligations, liabilities and indemnities of Wachovia Bank under (and in connection with) the Credit Agreement and the other Loan Documents such that after giving effect thereto, Wachovia Bank’s and each such Lender’s Percentage for the purposes of the Credit Agreement and each other Loan Document will be as set forth on Schedule II to this Amendment.

(b) Section 10.11.1 of the Credit Agreement is hereby amended by inserting the following proviso prior to the period at the end of the first sentence of clause (b) of such Section:

“; provided, that, any assignment shall be a pro rata assignment of such Assignor Lender’s Revolving Loan Commitment, Term Loan Commitment, Subfacility Letter of Credit Commitment and Standby Letter of Credit Commitment.”

22. Effect of Financing Orders. Section 10.21(c)(ii) of the Credit Agreement is hereby amended by deleting the words “, and the Pre-Petition Lender Carve Out” from such Section.

23. Conditions Precedent. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by each Borrower and each Lender;

(b) Agent shall have received originals of the Revolving Notes, duly authorized, executed and delivered by each Borrower in favor of each Lender, which Revolving Notes shall replace the Revolving Note, dated February 23, 2005, by Borrowers in favor of Wachovia Bank;

(c) Agent shall have received originals of the Term Notes, duly authorized, executed and delivered by each Borrower in favor of each Lender;

(d) Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to effectuate the provisions or purposes of this Amendment; and

(e) as of the date of this Amendment, no Default or Event of Default shall have occurred and be continuing.

24. Additional Representations, Warranties and Covenants. Each Borrower, jointly and severally, represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Documents, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) this Amendment and the other agreements, documents and instruments to be executed and/or delivered by any Borrower in connection herewith or related hereto (together with this Amendment, collectively, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower which is a party hereto and thereto and, if necessary, its stockholders and the agreements and obligations of Borrowers contained herein and therein constitute legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their respective terms;

(b) neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof (i) does or shall conflict with or result in the breach of, or constitute a default in any respect under, any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower is a party or may be bound, or (ii) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower; and

(c) as of the date of this Amendment, no Default or Event of Default exists or has occurred.

25. Effect of this Amendment; Entire Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

26. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

27. Governing Law. This Amendment will be deemed to be a contract made under and governed by the laws of the State of New York (including for such purpose sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York and the Bankruptcy Code.

28. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

29. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

30. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:	WINN-DIXIE STORES, INC.,
Debtor and Debtor-in-Possession, as the
Administrative Borrower and a Borrower

By:
Title:

WINN-DIXIE SUPERMARKETS, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE MONTGOMERY, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE PROCUREMENT, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE RALEIGH, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

DIXIE STORES, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Administrative Agent, the Collateral
Monitoring Agent, the Issuer, a Lender and the Swing
Line Lender

By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Syndication Agent and a Lender

By:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Syndication Agent and a Lender

By:
Title:

BANK OF AMERICA, NA,
as a Documentation Agent and a Lender

By:
Title:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Documentation Agent and a Lender

By:
Title:

GMAC COMMERCIAL FINANCE LLC,
as a Documentation Agent and a Lender

By:
Title:

WELLS FARGO FOOTHILL, LLC,
as a Documentation Agent and a Lender

By:
Title:

LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, INC., AS AGENT FOR STANDARD FEDERAL BANK, as a Lender

By:
Title:

WESTERNBANK PUERTO RICO, as a Lender

By:
Title:

NATIONAL CITY BUSINESS CREDIT, INC.,
as a Lender

By:
Title:

UBS AG, STAMFORD BRANCH,
as a Lender

By:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Title:

STATE OF CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender

By:
Title:

AMSOUTH BANK, as a Lender

By:
Title:

WEBSTER BUSINESS CREDIT CORP., as a Lender

By:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK,
as a Lender

By:
Title:

HAMPTON FUNDING LLC, as a Lender

By:
Title:

RZB FINANCE LLC, as a Lender

By:
Title:

By:
Title:

SOVEREIGN BANK, as a Lender

By:
Title:

ERSTE BANK, as a Lender

By:
Title:

By:
Title:

SCHEDULE II

TO

CREDIT AGREEMENT

Percentages; LIBO Office; Domestic Office

Lender	Percentage	LIBO Office	Domestic Office
Wachovia Bank, National Association	16.873	On file with Agent	On file with Agent
General Electric Capital Corporation	8.750	On file with Agent	On file with Agent
The CIT Group/Business Credit, Inc.	8.750	On file with Agent	On file with Agent
Bank of America, NA	7.813	On file with Agent	On file with Agent
Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services, Inc.	7.188	On file with Agent	On file with Agent
GMAC Commercial Finance LLC	7.812	On file with Agent	On file with Agent
Wells Fargo Foothill, LLC	7.187	On file with Agent	On file with Agent
LaSalle Retail Finance, a division of LaSalle Business Credit, Inc., as agent for Standard Federal Bank	5.000	On file with Agent	On file with Agent
Westernbank Puerto Rico	4.063	On file with Agent	On file with Agent
National City Business Credit, Inc.	3.750	On file with Agent	On file with Agent
UBS AG, Stamford Branch	3.750	On file with Agent	On file with Agent
PNC Bank, National Association	3.750	On file with Agent	On file with Agent
State Of California Public Employees’ Retirement System	3.438	On file with Agent	On file with Agent
AmSouth Bank	2.500	On file with Agent	On file with Agent
Webster Business Credit Corp.	1.875	On file with Agent	On file with Agent
Israel Discount Bank of New York	1.875	On file with Agent	On file with Agent
Hampton Funding LLC	1.563	On file with Agent	On file with Agent
RZB Finance LLC	1.250	On file with Agent	On file with Agent
Sovereign Bank	1.563	On file with Agent	On file with Agent
Erste Bank	1.250	On file with Agent	On file with Agent

TOTAL:	100